COVID-19	12 Months Ended
Dec. 31, 2020
Description Of Covid 19 [Abstract]
COVID-19 [Text Block]

4. COVID-19

In December 2019, a novel strain of coronavirus, COVID-19, was first detected in Wuhan, China. Throughout the first three months of 2020, COVID-19 spread to other regions around the world, with the World Health Organization declaring the outbreak as a global pandemic on March 11, 2020. Many governments around the world responded to the pandemic by implementing a variety of measures to reduce the spread of COVID-19, including travel restrictions and bans, social distancing measures, quarantine advisories, and the closure of non-essential businesses.  As a result of these measures, there has been an unprecedented decline in travel, which has had a significant impact on the Corporation's business.

As travel restrictions were more broadly implemented by governments around the world in mid-March 2020, the Corporation started to experience a significant decline in transaction volumes and resulting revenue and gross profit. While each of the operating segments experienced significant transaction declines starting in mid-March 2020 and continued throughout the remainder of 2020, the degree of the declines varied by line of business and product.

During the second quarter of 2020, the Corporation determined that the Points Travel CGU was impaired and recorded an impairment charge of $1,798. Based on the facts and circumstances present as at December 31, 2020, it was concluded that there was no impairment for the Loyalty Currency Retailing CGU and Platform Partners CGU. Refer to Note 12.

The duration and impact of the COVID-19 pandemic on future periods remains unknown.  The COVID-19 pandemic, the measures taken by governments of countries affected and the resulting economic impact may continue to adversely affect the Corporation's financial performance, cash flows and financial position as well as that of its partners in future periods.

In response to the COVID-19 pandemic, starting in the second half of March 2020, the Corporation took the following measures to mitigate the impact of the pandemic on the business, preserve cash, and improve the Corporation's overall liquidity:

  Paused most hiring activity and, where able, reallocated internal resources to focus on in-year revenue opportunities.
  Reduced or suspended most discretionary spending, including marketing spend, office expenses and travel related expenditures.
  Pursued government assistance programs available to the Corporation in the jurisdictions in which the Corporation operates; refer to Note 6.
  Suspended future share buybacks activity under the Normal Course Issuer Bid ("NCIB").
  Paused funding of the RSU plan.
  As a precautionary measure, drew down from the previously undrawn senior secured credit facility; refer to Note 18.
  Reduced or suspended capital expenditures.
  Took advantage of tax relief measures in the jurisdictions in which the Corporation operates, including the deferral of monthly tax installments in Canada and Singapore.